Exhibit 1.1

$4,162,400
PURE BIOSCIENCE, INC.

Shares of Common Stock

UNDERWRITING AGREEMENT

September 11, 2012

Aegis Capital Corp.
810 Seventh Avenue, 11th Floor
New York, New York 10019

Ladies and Gentlemen:

1.  INTRODUCTION.  PURE Bioscience, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to Aegis Capital Corp., as underwriter (the “Underwriter”) pursuant to the terms and conditions of this Underwriting Agreement (this “Agreement”), an aggregate of 3,784,000 shares (the “Firm Shares”) of authorized but unissued shares of common stock, $0.01 par value (the “Common Stock”) of the Company.

The Company has granted to the Underwriter an option to purchase up to an additional 567,600 shares of Common Stock (collectively, the “Additional Shares”). The Firm Shares and the Additional Shares are referred to collectively as the “Public Securities.” The Public Securities and the Underwriter’s Securities (as defined in Section 2(d)) are referred to herein collectively as the “Securities.” The Public Securities are more fully described in the Registration Statement and Prospectus referred to below. The offering and sale of the Public Securities are herein referred to as the “Offering.”

The Underwriter may exercise its over-allotment purchase right in whole or from time to time in part by giving written notice not later than forty-five (45) days after the date of this Agreement.  Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriter and the date on which such shares are to be purchased.  Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares or later than five business days after the date of such notice.  Additional Shares may be purchased hereby solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares.  Each day, if any, that Additional Shares are to be purchased is referred to herein as an “Option Closing Date”.

2.  DELIVERY AND PAYMENT.  On the basis of the representations, warranties and agreements of the Company herein contained, and subject to the terms and conditions set forth in this Agreement:

(a)  The Company agrees to issue and sell, and the Underwriter agrees to purchase from the Company, an aggregate of 3,784,000 Firm Shares at a purchase price of $1.023 per Firm Share (the “Purchase Price”).  The Company has been advised by the Underwriter that the Underwriter proposes to make a public offering of the Firm Shares as soon after this Agreement has become effective as in Underwriter’s judgment is advisable. The Company is further advised by the Underwriter that the shares of Common Stock are to be offered to the public initially at $1.10 per share of Common Stock.

(b)  Payment of the Purchase Price for, and delivery of, the Firm Shares shall be made at the time and date of closing and delivery of the documents required to be delivered to the Underwriter pursuant to Sections 4 and 6 hereof shall be at 10:00 a.m., New York time, on September 17, 2012 (the “Closing Date”) at the New York City offices of Sichenzia Ross Friedman Ference LLP or at such other time and date as the Underwriter and the Company determine pursuant to Rule 15c6-1(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On the Closing Date, the Company shall deliver the Firm Shares, which shall be registered in the name or names and shall be in such denominations as the Underwriter may request at least one (1) business day before the Closing Date, to the Underwriter, which delivery shall be made through the facilities of the Depository Trust Company’s DWAC system or Full Fast Delivery Program.

(c)  Payment of the Purchase Price for, and delivery of, any Additional Shares shall be made at the Option Closing Date or at such other time and date as the Underwriter and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act.  On each such date, the Company shall deliver the Additional Shares to be purchased on that date, which shall be registered in the name or names and shall be in such denominations as the Underwriter may request at least one (1) business day before the applicable Option Closing Date, to the Underwriter, which delivery shall be made through the facilities of the Depository Trust Company’s DWAC system or Full Fast Delivery Program.  The price for each Additional Share will be the Purchase Price per Firm Share as set forth in Section 2(a) hereof.  The Option Closing Date may be simultaneous with, but not earlier than, the Closing Date; and in the event that such time and date are simultaneous with the Closing Date, the term “Closing Date” shall refer to the time and date of delivery of the Firm Shares and any Additional Shares.

(d)  The Company hereby agrees to issue to the Underwriter (and/or its designees) on the Closing Date a warrant (the “Underwriter’s Warrant”) for the purchase of an aggregate of up to 113,520 shares of Common Stock (3% of the Firm Shares).  The Underwriter’s Warrant in the form attached hereto as Exhibit A (the “Underwriter’s Warrant”) shall be exercisable, in whole or in part, commencing on a date which is one (1) year from the Closing Date and expiring on the fifth year anniversary of the Closing Date at an initial exercise price per share of $1.375, which is equal to 125% of the initial public offering price of each Firm Share.  The Underwriter’s Warrant and the shares issuable upon exercise thereof are sometimes hereinafter referred to collectively as the “Underwriter’s Securities.”  The Underwriter understands and agrees that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Underwriter’s Warrant and the underlying shares during the one-hundred eighty (180) days after the Closing Date and by its acceptance thereof agrees that it will not, sell, transfer, assign, pledge or hypothecate its Underwriter’s Warrant, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of one-hundred eighty (180) days after the Closing Date to anyone other than (i) an Underwriter or a selected dealer in connection with the Offering, or (ii) a bona fide officer or partner of the Underwriter or selected dealer; and only if any such transferee agrees to the foregoing lock-up restrictions.  Delivery of the executed Underwriter’s Warrant shall be made on the Closing Date and shall be issued in the name or names and in such authorized denominations as the Underwriter may request.

(e)  No Public Securities which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Public Securities shall have been delivered to the Underwriter thereof against payment by the Underwriter.

3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents and warrants to, and agrees with, the Underwriter as of the date hereof, the Applicable Time, the Closing Date and at each Option Closing Date, if any, that:

(a)  The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”), a “shelf” Registration Statement (as hereinafter defined) on Form S-3 (File No. 333-182475) which became effective as of July 31, 2012 (the “Effective Date”), including a base Prospectus  (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement.  The term “Registration Statement” as used in this Agreement means the Registration Statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement pursuant to Rule 430A of the Rules and Regulations), as amended and/or supplemented to the date of this Agreement, including the Base Prospectus. The Registration Statement is effective under the Securities Act, and no stop order preventing or suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued by the Commission and no proceedings for that purpose have been instituted or are contemplated or threatened by the Commission.  The Company, if required by the Rules and Regulations of the Commission, will file the Prospectus (as defined below), with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The term “Prospectus” as used in this Agreement means the Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or, if the Prospectus  is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement as of the Effective Date, except that if any revised Prospectus  or prospectus  supplement shall be provided to the Underwriter by the Company for use in connection with the Offering which differs from the Prospectus  (whether or not such revised Prospectus  or prospectus  supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term “Prospectus” shall refer to such revised Prospectus  or prospectus  supplement, as the case may be, from and after the time it is first provided to the Underwriter for such use (or in the form first made available to the Underwriter by the Company to meet requests of prospective purchasers pursuant to Rule 173 under the Securities Act).  Any Preliminary Prospectus or Prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 of the Rules and Regulations is hereafter called a “Preliminary Prospectus.”  Any reference herein to the Registration Statement, any Preliminary Prospectus  or the Prospectus  shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act, on or before the last to occur of the Effective Date, the date of the Preliminary Prospectus, or the date of the Prospectus, and any reference herein to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus  or the Prospectus  shall be deemed to refer to and include (i) the filing of any document under the Exchange Act on or after the Effective Date, the date of such Preliminary Prospectus  or the date of the Prospectus, as the case may be, which is incorporated by reference and (ii) any such document so filed. If the Company has filed an abbreviated Registration Statement to register additional securities pursuant to Rule 462(b) under the Rules and Regulations (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.

(b)  As of the Applicable Time (as defined below) and as of the Closing Date and any Option Closing Date, none of (i) any General Use Free Writing Prospectus  (as defined below) issued at or prior to the Applicable Time, and the Pricing Prospectus  (as defined below) and the information included on Schedule A hereto, all considered together (collectively, the “General Disclosure Package”), (ii) any individual Limited Use Free Writing Prospectus  (as defined below) and (iii) the bona fide electronic road show (as defined in Rule 433(h)(5) of the Rules and Regulations), if any, that has been made available without restriction to any person, when considered together with the General Disclosure Package, included or will include, any untrue statement of a material fact or omitted or, as of the Closing Date and any Option Closing Date, will omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus  or Pricing Prospectus  in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).  No statement of material fact included in the Prospectus has been omitted from the General Disclosure Package and no statement of material fact included in the General Disclosure Package that is required to be included in the Prospectus has been omitted therefrom.  As used in this paragraph (b) and elsewhere in this Agreement:

“Applicable Time” means 8:00 A.M., New York time, on the date of this Agreement.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule A to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing Prospectus,” as defined in Rule 433 of the Rules and Regulations relating to the Public Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.

“Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“Pricing Prospectus” means the Preliminary Prospectus, if any, and the Base Prospectus, each as amended and supplemented immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

(c)  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the Closing Date and any Option Closing Date (if such date is other than the Closing Date) or until any earlier date that the Company notified or notifies the Underwriter, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Base Prospectus, Preliminary Prospectus or the Prospectus including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.

(d)  No order preventing or suspending the use of any Base Prospectus, Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus relating to the Offering has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or contemplated or threatened by the Commission, and each Base Prospectus, Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, if any, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Base Prospectus, Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).

(e)  At the time the Registration Statement became or becomes effective, at the date of this Agreement and at the Closing Date and any Option Closing Date, the Registration Statement conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus  and any amendments or supplements thereto, at the time the Prospectus  or any amendment or supplement thereto was issued and at the Closing Date and any Option Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (e) shall not apply to information contained in or omitted from the Registration Statement or the Prospectus  or any amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).

(f)  The Company qualified for filing Form S-3 under the rules and regulations of the Commission at the time the Registration Statement was filed with the Commission. As of the Closing Date and any Option Closing Date, the Company satisfies the eligibility requirements for the use of a Registration Statement on Form S-3 under General Instructions IB6 of such Form in connection with the Offering contemplated thereby. The Company has complied with all requests of the Commission for additional or supplemental information.

(g)  The documents incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h)  The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the Offering other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(b) below.  The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. The Company will file with the Commission all Issuer Free Writing Prospectuses (other than a “road show,” as defined in Rule 433(d)(8) of the Rules and Regulations), if any, in the time and manner required under Rules 163(b)(2) and 433(d) of the Rules and Regulations. The Company has satisfied or will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show. The parties hereto agree and understand that the content of any and all “road shows” related to the Offering contemplated hereby is solely the property and responsibility of the Company.

(i)  The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own its properties and to conduct its business as currently being carried on and as described in the Registration Statement, the General Disclosure Package and the Prospectus.  The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, result in any material adverse effect upon, or material adverse change in, the business, properties, financial condition, or results of operations of the Company and the Subsidiaries (as defined below) taken as a whole (a “Material Adverse Effect”). For the purpose of this Agreement, the terms Material Adverse Effect or material adverse change shall not include any such effects resulting, directly or indirectly, from the filing of the prospectus supplement with respect to the Public Securities and the Offering, or the performance of the transactions contemplated by or pursuant to, this Agreement.

(j)  Each subsidiary of the Company (individually a “Subsidiary” and collectively, the “Subsidiaries”) has been duly incorporated or organized, is validly existing as a corporation or other legal entity in good standing (or the foreign equivalent thereof) under the laws of the jurisdiction of its incorporation or organization, has the corporate power and authority to own its properties and to conduct its business as currently being carried on and as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a Material Adverse Effect.  All of the issued and outstanding shares of capital stock or other equity interests of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except as otherwise described in the General Disclosure Package and in the Prospectus, are owned directly by the Company or through its wholly-owned subsidiaries, free and clear of all liens, encumbrances, equities or claims.  There is no outstanding option, right or agreement of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of the Subsidiaries to any person or entity except the Company, and none of the outstanding shares of capital stock or other equity interests of any Subsidiary was issued in violation of any preemptive or other rights to subscribe for or to purchase or acquire any securities of any of the Subsidiaries. Except for its Subsidiaries, the Company owns no beneficial interest, directly or indirectly, in any corporation, partnership, joint venture or other business entity.  The Company has no significant subsidiaries (as such term is defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission) other than ETIH2O Corporation, a Nevada corporation.

(k)  The Company has the full right, power and authority to enter into this Agreement and the Underwriter’s Warrant, and to perform and to discharge its obligations hereunder and thereunder; and this Agreement and the Underwriter’s Warrant have been duly authorized, executed and delivered by the Company, and constitute the valid and binding obligations of the Company enforceable in accordance with their respective terms.  No further approval or authority of the shareholders, the Board of Directors of the Company or any other person or entity will be required for the issuance and sale of the Securities.

(l)  When issued and paid for, the Public Securities will be duly and validly issued, fully paid and non-assessable and the persons in whose names the Public Securities are registered will acquire good and valid title to such Public Securities free and clear of all liens, encumbrances, equities, preemptive rights and other claims; the persons in whose names Public Securities are registered are not and will not be subject to personal liability by reason of being such holders; the Public Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or other rights to subscribe for or to purchase or acquire any securities of any of the Company, or other similar rights, or any restriction upon the voting or transfer thereof pursuant to applicable law or the Company’s Certificate of Incorporation, Bylaws or governing documents or any agreement to which the Company is a party or by which it may be bound. The Public Securities conform to the description thereof in the Registration Statement, the General Disclosure Package and Prospectus.  When paid for and issued in accordance with the Underwriter’s Warrant, the shares of Common Stock issuable upon exercise of the Underwriter’s Warrant will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the shares of Common Stock issuable upon exercise of the Underwriter’s Warrant are not and will not be subject to the preemptive rights of any holders of any security of the Company or other rights to subscribe for or to purchase or acquire any securities of any of the Company, or other similar rights, or any restriction upon the voting or transfer thereof pursuant to applicable law or the Company’s Certificate of Incorporation, Bylaws or governing documents or any agreement to which the Company is a party or by which it may be bound. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any person or entity and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.

(m)  The Company has an authorized capitalization as set forth in the Pricing Prospectus. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or other rights to subscribe for or to purchase or acquire any securities of any of the Company, or other similar rights, or any restriction upon the voting or transfer thereof pursuant to applicable law or the Company’s Certificate of Incorporation, Bylaws or governing documents or any agreement to which the Company is a party or by which it may be bound. The offers and sales of the outstanding shares of capital stock of the Company were at all relevant times either registered under the Securities Act and the applicable state securities or blue sky laws or, based in part on the representations and warranties of the purchasers of such shares, exempt from such registration requirements.  All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement conform to the description thereof contained in the Registration Statement General Disclosure Package and the Prospectus.  As of September 11, 2012, there were 7,219,555 shares of Common Stock issued and outstanding, 330,315 shares of Common Stock were issuable upon the exercise of all options, 427,312 shares of Common Stock were issuable upon the exercise of warrants, 405,572 shares of Common Stock were issuable upon conversion of convertible notes, and 247,338 shares of Common Stock reserved for future grants and awards under the Company’s equity compensation plans for vested and unvested stock options.  Since such date, the Company has not issued any securities, other than Common Stock of the Company issued pursuant to the exercise of stock options previously outstanding under the Company’s stock option plans or any issuance of restricted Common Stock pursuant to employee stock purchase plans.  Except as disclosed in each of the General Disclosure Package and Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or rights related to or entitling any person to purchase or otherwise to acquire any shares of, or any security convertible into or exchangeable or exercisable for, the capital stock of, or other ownership interest in, the Company. There are no shareholder agreements, voting agreements or similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the General Disclosure Package and the Prospectus, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(n)  The execution, delivery and performance by the Company of this Agreement and the Underwriter’s Warrant and the consummation of the transactions herein contemplated, including the issuance and sale by the Company of the Public Securities and Underwriter’s Securities, will not conflict with or result in a breach or violation of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) the provisions of the Certificate of Incorporation, Bylaws or other governing documents of the Company or any of the Subsidiaries, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, except, with respect to clauses (ii) and (iii) above, to the extent any such contravention would not result in a Material Adverse Effect.

(o)  No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, approval of the stockholders of the Company), is required in connection with the execution, delivery and performance of this Agreement and the Underwriter’s Warrant by the Company, the offer and sale of the Public Securities and the Underwriter’s Securities or the consummation by the Company of the transactions contemplated hereby other than the filing with the Commission of the Prospectus.

(p)  Mayer Hoffman McCann P.C., (“Mayer Hoffman”) has audited the financial statements of the Company and the Subsidiaries, is an independent registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)) with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States). Mayer Hoffman has not, during the periods covered by the financial statements included in the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(q)  The financial statements of the Company, together with the related schedules and notes thereto, set forth or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Rules and Regulations and the rules and regulations under the Exchange Act, as applicable, and present fairly in all material respects (i) the consolidated financial condition of the Company and the Subsidiaries, taken as a whole, as of the dates indicated and (ii) the consolidated results of operations, stockholders’ equity and changes in cash flows of the Company and the Subsidiaries, taken as a whole, for the periods therein specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with generally accepted accounting principles as in effect in the United States, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments).  No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations to be described, or included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus; and the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus; and all disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10(e) of Regulation S-K of the Commission, to the extent applicable, and present fairly the information shown therein and the Company’s basis for using such measures.

(r)  Subsequent to the respective dates as of which information is given in the General Disclosure Package, (a) neither the Company nor any of its Subsidiaries has incurred any material liability or obligation, direct or contingent, or entered into any material transaction not in the ordinary course of business; (b) neither the Company nor any of its Subsidiaries has purchased any of the Company's outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on the Company's capital stock; (c) there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares of Common Stock upon the exercise of outstanding options or warrants existing on the date hereof), or material change in the short−term debt or long−term debt of the Company and its Subsidiaries or any issue of options, warrants, convertible securities or other rights to purchase the capital stock (other than grants of stock options in the ordinary course of business and consistent with past practice under the Company’s stock option plans existing on the date hereof) of the Company, or (d) there has not been any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole, from that set forth in the General Disclosure Package (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

(s)  There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company, any of the Subsidiaries or any of their respective officers or directors is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority, except (i) as described in the Registration Statement, the General Disclosure Package and the Prospectus, (ii) any such proceeding, which if resolved adversely to the Company, any Subsidiary or any of their respective officers or directors, would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or (iii) any such proceeding that would not prevent or materially and adversely affect the ability of the Company to consummate the transactions contemplated hereby.  The General Disclosure Package contains in all material respects the same description of the foregoing matters contained in the Prospectus.

(t)  Neither the Company nor any of the Subsidiaries is in breach or violation of or in default (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, or constitute a default) (i) under the provisions of its Certificate of Incorporation, Bylaws or other governing documents or (ii) in the performance or observance of any term, covenant, obligation, agreement or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties may be bound or affected, or (iii) in the performance or observance of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Subsidiaries or any of their respective properties (including, without limitation, those administered by the United States Environmental Protection Agency (the “EPA”), Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or by any foreign, federal, state or local regulatory authority performing functions similar to those performed by the EPA or FDA), except, with respect to clauses (ii) and (iii) above, to the extent any such contravention would not result in a Material Adverse Effect.

(u)  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of its Subsidiaries:  (A) are and at all times have been in compliance with all federal, state, local or foreign laws, regulations or rules applicable to (1) the ownership and licensure of the facilities in which they conduct their business, (2) the  research, development, processing, use, marketing, promotion, sale,  or disposal of any product provided by the Company or any Subsidiary, and (3) the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Applicable Laws"); (B) have not received any notice of adverse finding, warning letter, or other correspondence or written notice from the EPA or FDA or any other federal, state, local or foreign governmental or regulatory authority having jurisdiction over the Company’s conduct of its business alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates,  authorizations, permits and supplements or amendments thereto required by any such Applicable Law (“Authorizations”), which would, individually or in the aggregate, result in a Material Adverse Effect; (C) possess all Authorizations and such Authorizations are valid and in full force and effect and neither the Company nor any Subsidiary is in material violation of any term of any such Authorizations; (D) have not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the EPA, FDA, or any other federal, state, local or foreign governmental or regulatory authority or third party alleging that any test, operation or activity is in material violation of any Applicable Laws or Authorizations and has no knowledge that the EPA or FDA or any other federal, state, local or foreign governmental or regulatory authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) have not received written notice that the EPA, FDA or any other federal, state, local or foreign governmental or regulatory authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that the EPA, FDA or any other federal, state, local or foreign governmental or regulatory authority is considering such action; (F) have filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations except where the failure to file such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments would not result in a Material Adverse Effect, and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (G) all such Authorizations are free and clear of any restriction or condition that are in addition to, or materially different from, those normally applicable to similar licenses, certificates, authorizations and permits. There are no costs or liabilities associated with Applicable Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Applicable Laws or any Authorizations, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, result in a Material Adverse Effect.

(v)  Neither the Company nor any Subsidiary is or, after giving effect to the offering of the Public Securities and the Underwriter’s Securities and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will become an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(w)  Neither the Company, nor any Subsidiary nor, to the Company’s knowledge, any of the Company’s or any Subsidiary’s officers, directors or Affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(x)  The Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary rights described in the Registration Statement, the General Disclosure Package and the Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses (collectively, “Intellectual Property”), except where the failure to own, license or have such rights would not, individually or in the aggregate, result in a Material Adverse Effect. The Company and each Subsidiary has taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, each of the Company’s and each Subsidiary’s right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of its business as currently conducted. The Company and each Subsidiary has at all times complied with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company or any Subsidiary in the conduct of the Company’s or any Subsidiary’s business, except for any non-compliance with such laws that has not had and would not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate. No claims have been asserted or threatened against the Company or any Subsidiary alleging a violation of any person’s privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any law related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company or any Subsidiary in the conduct of the Company’s or any Subsidiary’s business. The Company and each Subsidiary takes reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse.  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus (i) there are no third parties who have or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company or any Subsidiary; (ii) there is no pending or, to the Company’s knowledge, there is no threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to, or the validity, enforceability, or scope of, any Intellectual Property owned by or licensed to the Company, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (iii) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property, (iv) there is no pending or, to the Company’s knowledge, there is no  threatened action, suit, proceeding or claim by others that the Company or any of the Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (v) to the Company’s knowledge, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and (vi) to the Company’s knowledge, there is no prior art that may render any patent owned by the Company or any Subsidiary invalid, nor is there any prior art known to the Company that may render any patent application owned by the Company unpatentable.

(y)  The Company and each of the Subsidiaries has good and valid title to all property (whether real or personal) described in the Registration Statement, the General Disclosure Package and the Prospectus as being owned by each of them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except as described in the Registration Statement, the General Disclosure Package and the Prospectus  and those that would not, individually or in the aggregate materially and adversely affect the value of such property and do not materially and adversely interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries.  All of the property described in the Registration Statement, the General Disclosure Package and the Prospectus as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases, without any liens, restrictions, encumbrances or claims, except those that, individually or in the aggregate, are not material and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries.

(z)  No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company’s knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect.  The Company is not aware that any key employee or significant group of employees of the Company or any Subsidiary plans to terminate employment with the Company or any Subsidiary. The Company has at all times been, and is currently, in compliance in all respects with all federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws concerning the employees of the Company or any Subsidiary, except where the failure to be in such compliance would not, individually or in the aggregate, result in a Material Adverse Effect.

(aa)  No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any Subsidiary which could, singularly or in the aggregate, have a Material Adverse Effect.  Each employee benefit plan of the Company or any Subsidiary is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and each Subsidiary has not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA).  Each pension plan for which the Company and each Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could, singularly or in the aggregate, cause the loss of such qualification.

(bb)  The Company and each Subsidiary (i) has timely filed all necessary federal, state, local and foreign tax returns, and all such returns were true, complete and correct, (ii) has paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this paragraph (bb), that would not, singularly or in the aggregate, have a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries has any tax deficiency that has been or, to the knowledge of the Company, might be asserted or threatened against it that would result in a Material Adverse Effect. Neither the Company nor any Subsidiary has engaged in any transaction which is a corporate tax shelter or which could be characterized as such by the Internal Revenue Service or any other taxing authority.  The accruals and reserves on the books and records of the Company and each Subsidiary in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since inception the Company and each Subsidiary has not incurred any liability for taxes other than in the ordinary course.

(cc)  The Company and each Subsidiary carries, or is covered by, insurance provided by recognized, financially sound and reputable institutions with policies in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.  All such insurance is in full force and effect.  The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect.

(dd)  The Company and each Subsidiary maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ee)  The Company has established, maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement; and (iii) such disclosure controls and procedures are effective to perform the functions for which they were established. There are no significant deficiencies and material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data to management and the Board of Directors. The Company is not aware of any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ff)  The minute books of the Company, together with the written notes of the Secretary of the Company with respect to meetings for which minutes have not yet been prepared, have been made available to the Underwriter and counsel for the Underwriter, and such books and notes (i) contain a complete summary in all material respects of all meetings and actions of the board of directors (including each board committee) and stockholders of the Company (or analogous governing bodies and interest holders, as applicable), since January 1, 2010 through the date of the latest meeting and action, and (ii) accurately, in all material respects, reflect all transactions referred to in such minutes. There is nothing in the minute books of any Subsidiary that conflicts with any representation, warrant or covenant of the Company contained herein or the transactions contemplated hereby.

(gg)  There is no franchise, lease, contract, agreement or document required by the Securities Act or by the Rules and Regulations to be described in the Registration Statement, General Disclosure Package and in the Prospectus or a document incorporated by reference therein or to be filed as an exhibit to the Registration Statement or a document incorporated by reference therein which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statement, General Disclosure Package and in the Prospectus or in a document incorporated by reference therein are accurate and complete descriptions of such documents in all material respects.  Other than as described in the General Disclosure Package and in the Prospectus, no such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or any Subsidiary or any of the other parties thereto, and neither the Company nor any Subsidiary has received notice nor does the Company have any other knowledge of any such pending or threatened suspension or termination, except for such pending or threatened suspensions or terminations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

(hh)  No relationship, direct or indirect, exists between or among the Company or any Subsidiary on the one hand and the directors, officers, stockholders, customers or suppliers of the Company or any Subsidiary on the other hand which is required to be described in the Registration Statement, the General Disclosure Package and the Prospectus which has not been so described. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of the officers or directors of the Company or any Subsidiary or any member of their respective immediate families. The Company or any Subsidiary has not, in violation of the Sarbanes-Oxley Act, directly or indirectly, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(ii)  No person or entity has the right to require registration of shares of Common Stock or other securities of the Company or any Subsidiary because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.  Except as described in the General Disclosure Package and the Prospectus, there are no persons with registration rights or similar rights to have any securities registered by the Company or any Subsidiary under the Securities Act.

(jj)  Neither the Company nor any Subsidiary owns any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Public Securities or the Underwriter’s Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Public Securities or the Underwriter’s Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(kk)  Neither the Company nor any Subsidiary is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Public Securities or Underwriter’s Securities or any transaction contemplated by this Agreement, the Underwriter’s Warrant, the Registration Statement, the General Disclosure Package or the Prospectus.

(ll)  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(mm)  Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity that, to the Company’s knowledge, will use such proceeds, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(nn)  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including, without limitation, pursuant to Section 13(a) or 15(d) of the Exchange Act, for the three years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(oo)  The shares of Common Stock of the Company are registered pursuant to Section 12(b) of the Exchange Act and are listed on the Nasdaq Capital Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the shares of Common Stock of the Company under the Exchange Act or delisting the shares of Common Stock from the Nasdaq Capital Market, nor has the Company received any notification that the Commission or the Nasdaq Capital Market is contemplating terminating such registration or listing except as otherwise disclosed in the Prospectus.

(pp)  The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act and all rules and regulations promulgated thereunder or implementing the provisions thereof that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act and all rules and regulations promulgated thereunder not currently in effect upon it and at all times after the effectiveness of such provisions.

(qq)  The Board of Directors of the Company is comprised of the persons set forth in the Company’s Proxy Statement on Schedule 14A filed on July 12, 2012 under the caption “Information Concerning our Directors and our Nominees for our Board of Directors”. The Company is in compliance (or is actively taking those steps disclosed in the SEC Reports and the Registration Statement to come into compliance) with all applicable requirements set forth in the Nasdaq Marketplace Rules that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable requirements set forth in the Nasdaq Marketplace Rules not currently in effect upon and all times after the effectiveness of such requirements.

(rr)  There are no transactions, arrangements or other relationships between and/or among the Company or any Subsidiary, any of their affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structure finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company or any Subsidiary’s liquidity or the availability of or requirements for its capital resources required to be described in the Registration Statement, General Disclosure Package and the Prospectus  or a document incorporated by reference therein which have not been described as required.

(ss)  There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or any Subsidiary to or for the benefit of any of the officers or directors of the Company, any Subsidiary or any of their respective family members, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.  All transactions by the Company with office holders or control persons of the Company have been duly approved by the Board of Directors of the Company, or duly appointed committees or officers thereof.

(tt)  The statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(uu) (i)           There are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company, the Subsidiary or any officer or director of the Company with respect to the issuance, sale or delivery of the Public Securities or the Underwriter’s Securities pursuant hereto or any other arrangements, agreements or understandings of the Company or the Subsidiary or, to the Company’s knowledge, any of its shareholders that may affect the Underwriter’s compensation, as determined by FINRA.

       (ii)           Neither the Company nor the Subsidiary has made any direct or indirect payments (in cash, securities or otherwise) to: (a) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or the Subsidiary or introducing to the Company or the Subsidiary persons who raised or provided capital to the Company or the Subsidiary; (b) to any FINRA member; or (c) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, in each case within the twelve months prior to the Closing Date or any Option Closing Date, other than (x) the prior payment of $53,333 to the Underwriter in connection with a private placement of the Company that was completed on July 9, 2012; (y) the prior payment of $20,000 and the issuance of 5,000 shares of the Company’s Common Stock and warrants to purchase 35,000 shares of the Company’s Common Stock to an entity that is not a related person of the Underwriter in connection with a private placement of the Company that was completed on July 9, 2012; and, (z) the prior payment of $25,000 advance to the Underwriter as provided for in Section 5 below.

      (iii)           None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

      (iv)           To the knowledge of the Company, no FINRA member participating in the Offering has a conflict of interest (as defined by FINRA rules) with the Company.   For purposes of this Section 3(tt)(iv), “no FINRA member participating in the offering” includes any associated person of a FINRA member that is participating in the offering, any member of such associated person’s immediate family and any affiliate of a FINRA member that is participating in the offering.

     (v)           No officer, director or any beneficial owner of at least 5% of any class of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) or any beneficial owner of the Company’s unregistered equity securities acquired from and after January 1, 2012 through to and including the later of the Closing Date or any Option Closing Date (any such individual or entity, a “Company Affiliate”) is a FINRA member or has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA). The Company will advise the Underwriter if it learns that any Company Affiliate becomes a FINRA member or an affiliate or associated person of a FINRA member participating in the Offering.

(vv)  Neither the Company nor any Subsidiary, to the Company’s knowledge, any other person associated with or acting on behalf of the Company, including without limitation any director, officer, agent or employee of the Company or its Subsidiaries has, directly or indirectly, while acting on behalf of the Company or its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (iv) made any other unlawful payment.

(ww)  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the later of the Closing Date or any Option Closing Date. The Registration Statement, General Disclosure Package and Prospectus sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $10,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $10,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(xx)  The operations of the Company are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(yy)  Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

(zz)  To the best of the Company’s knowledge, all information contained in the questionnaire (the “Questionnaires”) completed by each of the Company’s directors and officers immediately prior to the Offering (the “Insiders”) as well as the lock-up agreements referred to in Section 4(l) below and provided to the Underwriter is true and correct in all respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires or such lock-up agreements to become inaccurate and incorrect.

Any certificate signed by or on behalf of the Company and delivered to any Underwriter or to counsel for the Underwriter shall be deemed to be a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

4.  FURTHER AGREEMENTS OF THE COMPANY.  The Company agrees with the Underwriter:

(a)  To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Underwriter and file such Rule 462(b) Registration Statement with the Commission on the date hereof; to prepare the Prospectus in a form approved by the Underwriter containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on 430A, 430B and 430C of the Rules and Regulations and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the second (2nd) business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Rules and Regulations; to notify the Underwriter immediately of the Company’s intention to file or prepare any supplement or amendment to any Registration Statement or to the Prospectus and to make no amendment or supplement to the Registration Statement, the General Disclosure Package or to the Prospectus to which the Underwriter shall reasonably object by notice to the Company after a reasonable period to review; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to the General Disclosure Package or the Prospectus or any amended Prospectus  has been filed and to furnish the Underwriter copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to 433(d) or 163(b)(2), as the case may be, of the Rules and Regulations; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a Prospectus  (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required in connection with the Offering; to advise the Underwriter promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus  or the Prospectus, of the suspension of the qualification of the Public Securities or Underwriter’s Securitas for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission that the Company amend or supplement the Registration Statement, the General Disclosure Package or the Prospectus  or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus  or the Prospectus  or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order.

(b)  That it has not made and will not, make any offer relating to the Public Securities or Underwriter’s Securities that would constitute a “free writing Prospectus ” as defined in Rule 405 of the Rules and Regulations unless the prior written consent of the Underwriter has been received (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Underwriter hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus[es], if any, included in Schedule A hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus  as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in any Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) of the Rules and Regulations a free writing Prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(c)  If at any time when a Prospectus relating to the Public Securities is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary at any time to amend or supplement any Registration Statement or the Prospectus  to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Underwriter, and upon the Underwriter’s or its counsel’s request, the Company will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus  that corrects such statement or omission or effects such compliance and will deliver to the Underwriter, without charge, such number of copies thereof as the Underwriter may reasonably request.  The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Underwriter.

(d)  If the General Disclosure Package is being used to solicit offers to buy Public Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of counsel for the Underwriter, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or to make the statements therein not conflict with the information contained or incorporated by reference in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Underwriter and any dealers an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the statements made in the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(e)  If at any time following issuance of an Issuer Free Writing Prospectus  there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus  conflicted or will conflict with the information contained in the Registration Statement, Pricing Prospectus or Prospectus, including any document incorporated by reference therein and any prospectus  supplement deemed to be a part thereof and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company has promptly notified or will promptly notify the Underwriter so that any use of the Issuer Free Writing Prospectus  may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus  to eliminate or correct such conflict, untrue statement or omission.  The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus  in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).

(f)  To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(g)  To deliver promptly to the Underwriter in New York City such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission (in each case excluding exhibits), (ii) each Preliminary Prospectus, (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus  (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (g) to be made not later than 10:00 A.M., New York time, on the business day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits), (vi) any amendment or supplement to the General Disclosure Package or the Prospectus  (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement) and (vii) any document incorporated by reference in the General Disclosure Package or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (vi) of this paragraph (g) to be made not later than 10:00 A.M., Eastern time, on the business day following the date of such document).

(h)  To make generally available to its stockholders as soon as practicable, but in any event not later than eighteen (18) months after the effective date of each Registration Statement (as defined in Rule 158(c) of the Rules and Regulations), an earnings statement of the Company and any Subsidiary (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158); and to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and as soon as possible after each of the first three fiscal quarters of each fiscal year (beginning with the first fiscal quarter after the effective date of such Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

(i)  To take promptly from time to time such actions as the Underwriter may reasonably request to qualify the Public Securities and Underwriter’s Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions (domestic or foreign) as the Underwriter may designate and to continue such qualifications in effect, and to comply with such laws, for so long as required to permit the offer and sale of the Public Securities and Underwriter’s Securities in such jurisdictions; provided that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it not so qualified or to file a general consent to service of process in any jurisdiction.

(j)  Upon request, during the period of two (2) years from the date hereof, to the extent not available on the Commission’s EDGAR system, to deliver to the Underwriter, (i) as soon as they are available, copies of all reports or other communications furnished to stockholders, and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission or any national securities exchange or automatic quotation system on which the Company’s securities are listed or quoted.

(k)  For a period of 90 days after the date of the Prospectus (the “Lock-Up Period”), the Company will not, other than as expressly provided for herein, directly or indirectly, (1) offer to sell, hypothecate, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to, any shares of Common Stock of the Company, or any securities convertible into or exercisable or exchangeable for shares of Common Stock of the Company; (2) file or cause to become effective a Registration Statement under the Securities Act relating to the offer and sale of any shares of Common Stock of the Company or securities convertible into or exercisable or exchangeable for shares of Common Stock of the Company (other than on Form S-8 or Form S-4 of any successor forms) or (3) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock of the Company, whether any such transaction described in clauses (1), (2) or (3) above is to be settled by delivery of shares of Common Stock of the Company or such other securities, in cash or otherwise, without the prior written consent of the Underwriter (which consent may be withheld in its sole and absolute discretion), other than (i) the Public Securities to be sold hereunder; (ii) the issuance of the Underwriter’s Warrant hereunder; (iii) the issuance of stock options or shares of Common Stock of the Company to employees, directors and consultants pursuant to equity compensation plans described in the Registration Statement (excluding the exhibits thereto) and the General Disclosure Package and the Prospectus; (iv) the issuance of stock options for the  purchase of shares of Common Stock of the Company to employees, directors and consultants pursuant to equity compensation plans adopted and authorized by the Company’s Board of Directors or shareholders; (v) the issuance of shares of Common Stock of the Company to employees, directors and consultants pursuant to equity compensation plans adopted and authorized by the Company’s Board of Directors or shareholders provided that such plans are not adopted or authorized by the Board of Directors or shareholders on or before 45 days after the date of the Prospectus; (vi) the issuance of shares of Common Stock pursuant to a settlement under Section 3(a)(10) of the Securities Act of 1933, which may be sold to a prearranged buyer so long as the shares are not issued earlier than 60 days after the date of the Prospectus (the settlement and agreement to issue the shares may entered into at any time); and, (vii) issuances of shares of shares of Common Stock upon the exercise of options or warrants outstanding as of the date of this Agreement or upon the conversion, exercise or exchange of, or otherwise pursuant to the terms of, convertible, exercisable or exchangeable securities outstanding as of the date of this Agreement.  Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless the Underwriter waives, in writing, such extension.  The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

(l)  The Company will cause each executive officer, director, 5% stockholder listed in Schedule B hereto to furnish to the Underwriter, prior to the Closing Date, a letter, substantially in the form of Exhibit B hereto.  The Company further agrees that without the consent of the Underwriter, during the Lock-Up Period, the Company shall not relieve any person listed in Schedule B from such person’s undertakings in Exhibit B

(m)  To supply the Underwriter with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Public Securities under the Securities Act or the Registration Statement, any Preliminary Prospectus  or the Prospectus, or any amendment or supplement thereto or document incorporated by reference therein.

(n)  Prior to the Closing Date and any Option Closing Date, to furnish to the Underwriter, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus .

(o)  Prior to the Closing Date and any Option Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Underwriter is notified), without the prior written consent of the Underwriter, unless in the reasonable judgment of the Company and its counsel, and after notification to the Underwriter, such press release or communication is required by law.

(p)  Until the completion of the Offering, the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Public Securities, or attempt to induce any person to purchase any Public Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Public Securities.

(q)  Not to take any action prior to the Closing Date and any Option Closing Date which would require the Prospectus to be amended or supplemented pursuant to Section 4(a).

(r)  To at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

(s)  To apply the net proceeds from the sale of the Public Securities and the Underwriter’s Securities, if any, as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(t)  To list, subject to notice of issuance, and use its reasonable best efforts to maintain the listing and quotation of the Public Securities, and when and if applicable, the Underwriter’s Securities, on the Nasdaq Capital Market.

(u)  To use its reasonable best efforts to assist the Underwriter with any filing with FINRA and obtain clearance from FINRA as to the amount of compensation allowable or payable to the Underwriter.

(v)  To use its reasonable best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date and any Option Closing Date and to satisfy all conditions precedent to the delivery of the Public Securities and Underwriter’s Securities.

(w)  The Underwriter shall have an irrevocable preferential right for a period of twelve (12) months after later of the Closing Date or any Option Closing Date to purchase for its account or to sell for the account of the Company, or any subsidiary of or successor to the Company any securities (whether debt or equity, or any combination thereof) of the Company or any such subsidiary or successor which the Company or any such subsidiary or successor may seek to sell whether with or without or through an underwriter, placement agent or broker-dealer and whether pursuant to registration under the Securities Act, or otherwise. The Company and any such subsidiary or successor will consult the Underwriter with regard to any such proposed financing and will offer the Underwriter the opportunity to purchase or sell any such securities on terms not more favorable to the Company or any such subsidiary or successor, as the case may be, than it or they can secure elsewhere. If the Underwriter fails to accept such offer within ten (10) Business Days after the mailing of a notice containing the material terms of the proposed financing proposal by registered mail or overnight courier service addressed to the Underwriter, then the Underwriter shall have no further claim or right with respect to the financing proposal contained in such notice. If, however, the terms of such financing proposal are subsequently modified in any material respect, the preferential right referred to herein shall apply to such modified proposal as if the original proposal had not been made. The Underwriter’s failure to exercise its preferential right with respect to any particular proposal shall not affect its preferential rights relative to future proposals. The Company shall have the right, at its option, to designate the Underwriter as lead underwriter or co-manager of any underwriting group or co-placement agent of any proposed financing in satisfaction of its obligations hereunder, and the Underwriter shall be entitled to receive as its compensation 50% of the compensation payable to the underwriting or placement agent group when serving as co-manager or co-placement agent and 33% of the compensation payable to the underwriting or placement agent group when serving as co-manager or co-placement agent with respect to a proposed financing in which there are three co-managing or lead underwriters or co-placement agents.

5.     PAYMENT OF EXPENSES. The Company agrees to pay to the Underwriter a non-accountable expense allowance equal to 1% of the gross proceeds from the sale of the Public Securities (of which $25,000 was previously paid to the Underwriter as an advance), provided, however, that in the event that the Offering is terminated, the Company agrees to reimburse the Underwriter pursuant to Section 9 hereof, and provided, further, that the non-accountable expense allowance shall be paid in connection with the over-allotment option only if such over-allotment option is exercised.  The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated (so long as the termination is permitted under Section 8), will pay or reimburse if paid by the Underwriter all actual out-of-pocket costs and expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to: (a) all filing fees and communication expenses relating to the registration of the Public Securities with the Commission; (b) all Public Offering System filing fees associated with the review of the Offering by FINRA; all fees and expenses relating to the listing of such Public Securities on the Nasdaq Capital Market  and on such other stock exchanges as the Company and the Underwriter together determine, (c) all fees, expenses and disbursements relating to the registration or qualification of the Public Securities under the “blue sky” securities laws of such states and other jurisdictions as the Underwriter may reasonably designate including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of “blue sky” counsel, (d) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Public Securities under the securities laws of such foreign jurisdictions as the Underwriter may reasonably designate; (e) the costs of all mailing and printing of the underwriting documents including, without limitation, this Agreement, Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as the Underwriter may reasonably deem necessary; (f) the costs of preparing, printing and delivering certificates representing the Public Securities; (g) fees and expenses of the transfer agent for the Common Stock; (h) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Underwriter; (i) the costs associated with post-closing advertising the Offering in the national editions of the Wall Street Journal and New York Times; (j) the costs associated with bound volumes of the public offering materials as well as commemorative mementos and lucite tombstones, each of which the Company or its designee will provide within a reasonable time after the Closing Date in such quantities as the Underwriter may reasonably request; (k) the fees and expenses of the Company’s accountants; (l) the fees and expenses of the Company’s legal counsel and other agents and representatives; (m) the reasonable and documented fees, disbursements and expenses of counsel to the Underwriter; (n) the $20,000 cost associated with the use of Ipreo’s book building, Prospectus  tracking and compliance software for the Offering; (o) up to $20,000 of the Underwriter’s actual accountable “road show” expenses for the Offering, (p) all fees, expenses, and disbursements relating to background checks of the Company’s officers and directors in an amount not to exceed an aggregate of $15,000, and (q) all other costs and expenses of the Company incident to the offering of the Public Securities or the performance of the obligations of the Company under this Agreement.

6.  CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITER, AND THE SALE OF THE SHARES.  The obligation of the Underwriter hereunder, and the closing of the sale of the Firm Shares and any Additional Shares, are subject to the accuracy, when made and as of the date hereof, the Applicable Time and on the Closing Date and any Option Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a)  No stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of any Base Prospectus, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus  or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement or the Prospectus  or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriter; the Rule 462(b) Registration Statement, if any, each Issuer Free Writing Prospectus, if any, and the Prospectus shall have been filed with the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 4(a), and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and FINRA shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.

(b)  The Underwriter shall not have discovered and disclosed to the Company on or prior to the Closing Date and any Option Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriter, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(c)  All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Public Securities, the Underwriter’s Securities, the Registration Statement, the General Disclosure Package, each Issuer Free Writing Prospectus, if any, and the Prospectus and all other legal matters relating to this Agreement and the Underwriter’s Warrant and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)  Spectrum Law Group, LLP shall have furnished to the Underwriter such counsel’s written opinion, as counsel to the Company, addressed to the Underwriter and dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), in the form to be agreed upon between the Company and the Underwriter.

Such counsel shall also have furnished to the Underwriter a written statement providing certain “10b-5” negative assurances, addressed to the Underwriter and dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), in the form to be agreed upon between the Company and the Underwriter.

(e)  Morrison & Foerster LLP  shall have furnished to the Underwriter such counsel’s written opinion, as intellectual property counsel to the Company, addressed to the Underwriter and dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), in the form to be agreed upon between the Company and the Underwriter.

(f)  At the time of execution of this Agreement, the Underwriter shall have received from Mayer Hoffman McCann P.C. a letter, addressed to the Underwriter, executed and dated such date, in form and substance satisfactory to the Underwriter (i) confirming that they are an independent registered public accounting firm with respect to the Company and any Subsidiary within the meaning of the Securities Act and the Rules and Regulations and PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus .

(g)  On the effective date of any post-effective amendment to any Registration Statement and on the Closing Date and any Option Closing Date (if such date is other than the Closing Date), the Underwriter shall have received a letter (the “Bring-Down Letter”) from Mayer Hoffman McCann P.C. addressed to the Underwriter and dated the effective date of any post-effective amendment to any Registration Statement, the Closing Date and any Option Closing Date (if such date is other than the Closing Date), as applicable, confirming, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Registration Statement, General Disclosure Package and the Prospectus, as the case may be, as of a date not more than three (3) business days prior to the date of the Bring-Down Letter), the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial information and other matters covered by its letter delivered to the Underwriter concurrently with the execution of this Agreement pursuant to paragraph (e) of this Section 6.

(h)  The Company shall have furnished to the Underwriter a certificate, dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), of its Chairman of the Board, its President or a Vice President and its Vice President, Finance stating that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Issuer Free Writing Prospectus  and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of the Applicable Time and as of the date of this Agreement and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date) did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of the Closing Date (and any Option Closing Date if such date is other than the Closing Date), any Issuer Free Writing Prospectus  as of its date and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of  the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the General Disclosure Package or the Prospectus, (iii) as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date (or any Option Closing Date if such date is other than the Closing Date), and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the General Disclosure Package, any material adverse change in the financial position or results of operations of the Company or any Subsidiary, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company or any Subsidiary, except as set forth in the Prospectus .

(i)  Since the date of the latest audited financial statements included in the General Disclosure Package or incorporated by reference in the General Disclosure Package as of the date hereof, (i) neither the Company nor any Subsidiary shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General Disclosure Package, and (ii) there shall not have been any change in the capital stock or long-term debt of the Company nor any Subsidiary, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and any Subsidiary, otherwise than as set forth in the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (h), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Public Securities and the Underwriter’s Securities on the terms and in the manner contemplated in the General Disclosure Package.

(j)  No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Public Securities and the Underwriter’s Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or any Subsidiary; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Public Securities and the Underwriter’s Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or any Subsidiary.

(k)  Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following:  (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the NASDAQ Stock Market, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, NYSE Amex or the over the counter market or the establishing on such exchanges or market by the Commission or by such exchanges or markets of minimum or maximum prices that are not in force and effect on the date hereof; (ii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq Capital Market or any other exchange or market or the establishing on any such market or exchange by the SEC or by such market of minimum or maximum prices that are not in force and effect on the date hereof; (iii) a general moratorium on commercial banking activities declared by either federal or any state authorities; (iv) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or the declaration by the United States of a national emergency or war; or (v) any calamity or crisis, change in national, international or world affairs, act of God, change in the international or domestic markets, or change in the existing financial, political or economic conditions in the United States or elsewhere, that in the Underwriter’s reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Public Securities or Underwriter Securities in the manner contemplated in each of the General Disclosure Package and the Prospectus .

(l)  The Nasdaq Capital Market shall have approved the Public Securities for inclusion therein to the extent required, subject only to official notice of issuance and the Company shall not have been delisted or suspended from trading its Common Stock on the NASDAQ Capital Market or received any information suggesting that the Commission or the NASDAQ Capital Market is going to terminate such registration or listing, excluding therefrom the notices already received by the Company and disclosed in the General Disclosure Package and the Prospectus.

(m)  The Underwriter shall have received the written agreements, substantially in the form of Exhibit B hereto, of the persons listed in Schedule B to this Agreement.

(n)  At the Closing Date, the Company shall have delivered the executed the Underwriter’s Warrant to the Underwriter in the form of Exhibit A hereto, which shall be issued in the name or names and in such authorized denominations as the Underwriter may request.

(o)  The Underwriter shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriter as described in the Pricing Prospectus.

(p)  The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the transactions contemplated hereby, including as an exhibit thereto this Agreement and any other documents relating thereto.

(q)  The Prospectus  shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 p.m., Eastern time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Securities Act).

(r)  Prior to the Closing Date and any Option Closing Date (if such date is other than the Closing Date), the Company shall have furnished to the Underwriter such further information, opinions, comfort letter, certificates (including a Secretary’s Certificate), letters or such other documents as the Underwriter shall have reasonably requested.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

7.	INDEMNIFICATION AND CONTRIBUTION.

(a)  The Company shall indemnify and hold harmless the Underwriter, its Affiliates and each of its and their respective directors, officers, members, employees and agents and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act of or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each a “Underwriter Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, (B) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading or (C) any breach of the representations and warranties of the Company contained herein or failure of the Company to perform its obligations hereunder or pursuant to any law, any act or failure to act, or any alleged act or failure to act, by the Underwriter in connection with, or relating in any manner to, the Public Securities, the Underwriter’s Securities or the Offering, and which is included as part of or referred to in any loss, claim, damage, expense, liability, action, investigation or proceeding arising out of or based upon matters covered by subclause (A), (B) or (C) above of this Section 7(a) (provided that the Company shall not be liable in the case of any matter covered by this subclause (C) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, expense or  liability resulted directly from any such act or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse the Underwriter Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Preliminary Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus  made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).  This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

(b)  The Underwriter shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 17, and shall reimburse the Company for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred.  Notwithstanding the provisions of this Section 7(b), in no event shall any indemnity by an Underwriter under this Section 7(b) exceed the total discount and commission received by such Underwriter in connection with the Offering.

(c)  Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7.  If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party).  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 7(a) or the Underwriter in the case of a claim for indemnification under Section 7(b), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by the Underwriter if the indemnified parties under this Section 7 consist of any Underwriter Indemnified Party or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties.  Subject to this Section 7(c), the amount payable by an indemnifying party under Section 7 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.  Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated herein effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d)  If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or Section 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Public Securities, or (ii) if the allocation provided by clause (i) of this Section 7(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 7(d) but also the relative fault of the Company on the one hand and the Underwriter on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriter on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Public Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discount and commissions received by the Underwriter in connection with the Offering, in each case as set forth in the table on the cover page of the Prospectus .  The relative fault of the Company on the one hand and the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriter on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company by the Underwriter for use in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriter’s Information as defined in Section 17.  The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding.  Notwithstanding the provisions of this Section 7(d), the Underwriter shall not be required to contribute any amount in excess of the total discount and commission received by the Underwriter in connection with the Offering less the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.  TERMINATION.  The obligations of the Underwriter hereunder may be terminated by the Underwriter, in its sole and absolute discretion by notice given to the Company prior to delivery of and payment for the Public Securities if, prior to that time, any of the events described in Sections 6(h), 6(i), 6(j) or 6(k) have occurred or if the Underwriter shall decline to purchase the Public Securities for any reason permitted under this Agreement.

9.  EFFECT OF TERMINATION.  Notwithstanding anything to the contrary in this Agreement, if (a) this Agreement shall have been terminated pursuant to Section 8, (b) the Company shall fail to tender the Public Securities for delivery to the Underwriter for any reason not permitted under this Agreement, (c) the Underwriter shall decline to purchase the Public Securities for any reason permitted under this Agreement or (d) the sale of the Public Securities is not consummated because any condition to the obligations of the Underwriter set forth herein is not satisfied or because of the refusal, inability or failure on the part of the Company to perform any agreement herein or to satisfy any condition or to comply with the provisions hereof, then in addition to the payment of amounts in accordance with Section 5, the provisions of Section 7 shall not be in any way effected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

10.	[Reserved]

11.  ABSENCE OF FIDUCIARY RELATIONSHIP.  The Company acknowledges and agrees that:

(a)  the Underwriter’s responsibility to the Company is solely contractual in nature, the Underwriter has been retained solely to act as an underwriter in connection with the Offering and no fiduciary, advisory or agency relationship between the Company and the Underwriter has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriter has advised or is advising the Company on other matters;

(b)  the price of the Public Securities and the Underwriter’s Securities set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Underwriter, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)  it has been advised that the Underwriter and its Affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Underwriter has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)  it waives, to the fullest extent permitted by law, any claims it may have against the Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriter shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

12.  SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT.  This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company, and their respective successors and assigns.  The Underwriter’s successors and assigns shall be third party beneficiaries hereof.  Notwithstanding the foregoing, the determination as to whether any condition in Section 6 hereof shall have been satisfied, and the waiver of any condition in Section 6 hereof, may be made by the Underwriter in its sole and absolute discretion.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentences, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the several benefit of the Underwriter Indemnified Parties and the indemnities of the Underwriter shall be for the benefit of the Company Indemnified Parties.  It is understood that the Underwriter’s responsibility to the Company is solely contractual in nature and the Underwriter does not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

13.  SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC.  The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Underwriter, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any person controlling any of them and shall survive delivery of and payment for the Public Securities.  Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 8, the indemnity, reimbursement and contribution agreements contained in Sections 7 and 9 and the covenants, representations, warranties set forth in this Agreement shall not terminate and shall remain in full force and effect at all times.

14.  NOTICES.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)  if to the Underwriter, shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile transmission and confirmed and shall be deemed given when so delivered or faxed and confirmed or if mailed, two (2) days after such mailing to Aegis Capital Corp., 810 Seventh Avenue, 11th Floor, New York, New York 10019, Attention: David Bocchi, Managing Director of Investment Banking, Fax: (212) 813-1047 with a copy to Thomas Rose c/o Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor, New York, NY 10006 Fax: (212) 930-9725; and

(b)  if to the Company, shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile transmission and confirmed and shall be deemed given when so delivered or faxed and confirmed or if mailed, two (2) days after such mailing to PURE Bioscience, Inc., 1725 Gillespie Way, El Cajon, CA 92020 Attention: Michael Krall, Chief Executive Officer Fax: (    ) ______ with a copy to Keith A. Rosenbaum, Esq. c/o Spectrum Law Group, LLP, 1900 Main Street, Suite 300, Irvine, CA, 92614, Fax: (949) 851-5940.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof, except that any such statement, request, notice or agreement delivered or sent by email shall take effect at the time of confirmation of receipt thereof by the recipient thereof.

15.  DEFINITION OF CERTAIN TERMS.  For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading, (b) “Affiliate” means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such person and (c) “knowledge” means the knowledge of the directors and officers of the Company after reasonable inquiry.

16.     GOVERNING LAW, AGENT FOR SERVICE AND JURISDICTION.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law.  No legal proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Underwriter each hereby consent to the jurisdiction of such courts and personal service with respect thereto.  The Company and the Underwriter each hereby waive all right to trial by jury in any legal proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Company agrees that a final judgment in any such legal proceeding brought in any such court shall be conclusive and binding upon the Company and the Underwriter and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

17.     UNDERWRITER’S INFORMATION.  The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Underwriter’s Information consists solely of the information set forth under the subheadings “Discretionary Accounts”, “Electronic Offer, Sale and Distribution of Shares”, and “Stabilization”, plus the table showing the number of Public Securities to be purchased by the Underwriter, in each case under the section of the Prospectus titled “Underwriting.”

18.     PARTIAL UNENFORCEABILITY.  The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof.  If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

19.     GENERAL.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another.  The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement.  This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Underwriter.

20.  RESEARCH ANALYST INDEPENDENCE.  The Company acknowledges that each Underwriter’s research analysts and research departments are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their investment banking division.  The Company acknowledges that the Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, rules and regulations, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company; provided, however, that nothing in this Section 20 shall relieve the Underwriter of any responsibility or liability it may otherwise bear in connection with activities in violation of applicable securities laws, rules or regulations.

21.  COUNTERPARTS.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument and such signatures may be delivered by facsimile or email.

[Intentionally Blank]

If the foregoing is in accordance with your understanding of the agreement between the Company and the Underwriter, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours, PURE BIOSCIENCE, INC.

By:	/s/ Michael L. Krall
Name: Michael L. Krall
Title: Preseidnet/CEO

AEGIS CAPITAL CORP.

By:	/s/ Kevin Mckenna
Name: Kevin Mckenna
Title: CCO

SCHEDULE A

PRICING INFORMATION

Number of Firm Shares to be sold:  3,784,000

Public Offering Price:  $1.10 per share

Underwriting Discount:  $0.077 per share

Proceeds to Company (before expenses):  $1.023 per share

Number of Additional Shares: 567,600

PERMITTED FREE WRITING PROSPECTUSES

Power Point Presentation of the Company dated September 2012 filed as a free writing prospectus with the SEC on September 10, 2012

SCHEDULE B

LIST OF EXECUTIVE OFFICERS, DIRECTORS AND STOCKHOLDERS EXECUTING LOCK-UP AGREEMENTS

Officers, Directors and Stockholders (signing Exhibit B):

Michael Krall
Gregory Barnhill
Dennis Brovarone
John Carbone
Paul Maier
Donna Singer

EXHIBIT A

FORM OF UNDERWRITER’S WARRANT

EXHIBIT B

FORM OF LOCK-UP AGREEMENT  (EXECUTIVE OFFICERS, DIRECTORS AND STOCKHOLDERS)